JULIUS BAER FUNDS

Julius Baer International Equity Fund
Julius Baer International Equity Fund II
Julius Baer Total Return Bond Fund
Julius Baer Global High Income Fund
Julius Baer U.S. Microcap Fund
Julius Baer U.S. Smallcap Fund
Julius Baer U.S. Midcap Fund
Julius Baer U.S. Multicap Fund
Julius Baer Global Equity Fund Inc.
(collectively, the “Julius Baer Funds”)

Supplement dated September 12, 2008 to the Prospectus and Statement of Additional Information, each dated
February 29, 2008, each as may be revised or supplemented from time to time

Effective October 13, 2008, the name of the fund family will change from Julius Baer Funds to Artio Global Funds. Thus, all references to Julius Baer Funds and www.us-funds.juliusbaer.com are replaced with Artio Global Funds and www.artiofunds.com, respectively.

Effective October 13, 2008, the name of the Julius Baer Investment Funds will change to Artio Global Investment Funds, and all references to the Julius Baer Investment Funds will change as such.

Effective October 13, 2008, the names of the following Funds will change, and all references to each respective Fund will be replaced, as shown below1:

Old Fund Name	New Fund Name
Julius Baer International Equity Fund	Artio International Equity Fund
Julius Baer International Equity Fund II	Artio International Equity Fund II
Julius Baer Total Return Bond Fund	Artio Total Return Bond Fund
Julius Baer Global High Income Fund	Artio Global High Income Fund
Julius Baer U.S. Microcap Fund	Artio U.S. Microcap Fund
Julius Baer U.S. Smallcap Fund	Artio U.S. Smallcap Fund
Julius Baer U.S. Midcap Fund	Artio U.S. Midcap Fund
Julius Baer U.S. Multicap Fund	Artio U.S. Multicap Fund
Julius Baer Global Equity Fund Inc.	Artio Global Equity Fund Inc.

[1] The changes noted above reflect a change in name only. The ticker symbols, CUSIPs and tax identification numbers for the Julius Baer Funds will remain the same.